Effective June 12, 2013 the Companys
name changed to Shanghai Shibei HiTech
Co., Ltd..


EXHIBIT A


 AMERICAN DEPOSITARY SHARES
  (Each American Depositary
   Share represents 10
   deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR CLASS B SHARES OF
NOMINAL VALUE 1RMB EACH OF
SHANGHAI ERFANGJI CO., LTD.
(INCORPORATED UNDER THE LAWS
OF
THE PEOPLE'S REPUBLIC OF
CHINA)

		The Bank of New York,
as depositary (hereinafter
called the Depositary), hereby
certifies that___________
____________________________
________________, or
registered assigns, IS THE
OWNER OF
____________________________
_

AMERICAN DEPOSITARY SHARES

representing deposited
__________________ shares
(herein called Shares) of
SHANGHAI ERFANGJI CO., LTD.,
incorporated under the laws of
The People's Republic of China
(herein called the Company).
At the date hereof, each
American Depositary Share
represents 10 Shares deposited
or subject to deposit under the
Deposit Agreement (as such
term is hereinafter defined)
at the Shanghai office of The
HongKong & Shanghai Banking
Corporation Limited (herein
called the Custodian).  The
Depositary's Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

		1.  THE DEPOSIT
AGREEMENT.

		This American
Depositary Receipt is one of an
issue (herein called
Receipts), all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
December 3, 1993 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners and
holders from time to timeof
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and holders of
the Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositary's Corporate
Trust Office in New York City
and at the office of the
Custodian.

		The statements made
on the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement

		2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.

		Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery by
electronic transfer, or
otherwise, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery by electronic
transfer, or otherwise, of
(a) Shares registered in the
name of the Owner hereof or as
ordered by him or Shares
properly endorsed or
accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which such
Owner is then entitled in
respect of this Receipt.  Such
delivery will be made, at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of Shares or other
Deposited Securities for such
delivery at the Corporate
Trust Office of the Depositary
shall be at the request, risk
and expense of the Owner
hereof.

		3.  TRANSFERS,
SPLITUPS, AND COMBINATIONS OF
RECEIPTS.

		The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by
theOwner hereof in person or by
a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the fees and expenses of the
Depositary and upon compliance
with such regulations, if any,
as the Depositary may
establish for such purpose.
This Receipt may be split into
other such Receipts, or may be
combined with other such
receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer,
splitup, combination, or
surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
the Custodian, or Registrar
may require payment from the
depositor of the Shares or the
presentor of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary may
establish consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, this Paragraph 3.

		The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary of the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or in this Receipt,
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of
theforegoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

		Anything to the
contrary contained herein or
in the Deposit Agreement
notwithstanding, the only type
of shares of the Company that
will be accepted for deposit
and that are deliverable upon
withdrawal are Class B Shares
which are shares of the Company
which may be held and traded
only by nonPRC nationals.
Anything to the contrary
contained herein or in the
Deposit Agreement
notwithstanding, the number of
Shares on deposit under the
Deposit Agreement shall not
exceed 50% of the total number
of Shares outstanding from
time to time (which total
number of Shares outstanding
is as of the date hereof
approximately 175,000,000),
and the Company shall from time
to time inform the Depositary
in writing of any increase or
decrease in such total number;
provided, however, that,
notwithstanding any such
decrease, the Depositary shall
be under no obligation to cause
a corresponding decrease in
the number of Shares on deposit
hereunder.  The Depositary
shall not be responsible for
any change in the limit of
Shares to be accepted for
deposit hereunder until it has
received actual notice of such
change in writing from the
Company and has had a
reasonable opportunity to so
notify the Custodian.


		4.  LIABILITY OF
OWNER FOR TAXES.

		If any tax or other
governmental charge shall
become payable by the
Depositary or the Custodian
with respect to any Receipt or
any Deposited Securities
represented by the American
Depositary Shares evidenced
hereby, the amount of such tax
or other governmental charge
shall be payable by the Owner
hereof to the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
this Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all of
the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

		5.	DISCLOSURE OF
INTERESTS.

		The Company may from
time to time request Owners to
provide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously interested in such
Receipts and the nature of such
interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Company or the
Depositary pursuant to this
Paragraph and Section 3.04 of
the Depositary Agreement.
The Depositary has agreed in
the Deposit Agreement to use
reasonable efforts to comply
with written instructions
received from the Company
requesting that the Depositary
forward any such requests to
the Owners and to forward to
the Company any such responses
to such requests received by
the Depositary.

		6.  WARRANTIES OF
DEPOSITORS.

		Every person
depositing Shares hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid,
nonassessable, and free of any
preemptive rights of the
holders of outstanding Shares
and that the person making such
deposit is duly authorized so
to do.  Every such person
shall also be deemed to
represent that such Shares and
the Receipts evidencing
American Depositary Shares
representing such Shares would
not be Restricted Securities.
Such representations and
warranties shall survive the
deposit of Shares and issuance
of Receipts.

		7.  FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.

		Any person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary or the Company may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or any
distribution on any Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt
until such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  The
Depositary shall, at the
reasonable request of the
Company, provide the Company
in a timely manner with all
copies of all such
certificates and written
representations and
warranties provided to the
Depositaryunder this
Paragraph and Section 3.01 of
the Deposit Agreement.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been
granted by any governmental
body in the PRC which is then
performing the function of the
regulation of currency
exchange.

		8.  CHARGES OF
DEPOSITARY.

		The Company agrees
to pay the fees, reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

		The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement),
whichever is applicable:
(1) taxes and other
governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement,
(3) such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 or less per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to
Sections 2.03 or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 of the Deposit
Agreement, (6) a fee not in
excess of $2.00 or less per 100
American Depositary Shares for
any cash distribution pursuant
to Section 4.01 of the Deposit
Agreement and (7) a fee for,
and deduct such fee from, the
distribution of proceeds of
sales of securities or rights
pursuant to Sections 4.02 or
4.04, respectively, of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the issuance of
American Depositary
Sharesreferred to above which
would have been charged as a
result of the deposit by Owners
of securities (for purposes of
this clause 7 treating all
such securities as if they were
Shares) or Shares received in
exercise of rights distributed
to them pursuant to
Sections 4.02 or 4.04,
respectively, but which
securities or rights are
instead sold by the Depositary
and the net proceeds
distributed.

		The Depositary,
subject to Paragraph 9 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.

		9.  PRERELEASE OF
RECEIPTS.

		Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary may
execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement
(PreRelease).  The Depositary
may, pursuant to Section 2.05
of the Deposit Agreement,
deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a PreRelease.
Each PreRelease will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts are
to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited under the
Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time
to time as it deems
appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

		10.  TITLE TO
RECEIPTS.

		It is a condition of
this Receipt, and every
successive holder and Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt, when properly
endorsed or accompanied by
properinstruments of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument, provided,
however, that the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under
the Deposit Agreement or this
Receipt to any holder of this
Receipt unless such holder is
the Owner hereof.

		11.  VALIDITY OF
RECEIPT.

		This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or
be valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary or, if a Registrar
for the Receipts shall have
been appointed, by the manual
or facsimile signature of a
duly authorized officer of the
Registrar.

		12.  REPORTS;
INSPECTION OF TRANSFER BOOKS.

		The Company
currently furnishes the
Securities and Exchange
Commission (hereinafter
called the Commission) with
certain public reports and
documents required by foreign
law or otherwise under
Rule 12g32(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

		The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office (i) the
Deposit Agreement and (ii) any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material,
furnished to the Depositary by
the Company shall be furnished
in English to the extent such
materials are required to be
translated into English
pursuant to anyregulations of
the Commission or, when
permitted by such regulations,
summarized in English.

		The Depositary will
keep books for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts provided
that such inspection shall not
be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company or
a matter related to the Deposit
Agreement or the Receipts.
Each Owner agrees to request
such inspection only in
connection with such business
or such a matter.

		13.  DIVIDENDS AND
DISTRIBUTIONS.

		Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of receipt
thereof any amounts received
in a foreign currency can in
the judgment of the Depositary
be converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject to
the Deposit Agreement, convert
such dividend or distribution
into dollars and will
distribute the amount thus
received (net of the expenses
of the Depositary as provided
in Paragraph 8 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or other
cash distribution in respect
of any Deposited Securities an
amount on account of taxes or
other governmental charges,
the amount distributed to the
Owners of the Receipts
evidencing American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

		Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary will
cause the securities or
property received by it to be
distributed to the Owners of
Receipts entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distri-
bution; provided, however,
that if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto, or if for any
other reason (including, but
not limited to, any
requirement that the Company,
a Custodian or the Depositary
withhold anamount on account
of taxes or other governmental
charges or that such
securities must be registered
under the Securities Act of
1933 in order to be distributed
to Owners or holders) the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Paragraph 8 hereof and
Section 5.09 of the Deposit
Agreement) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the case
of a distribution received in
cash.

		If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto additional
Receipts evidencing an
aggregate number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Paragraph 8 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds in
Dollars, all in the manner and
subject to the conditions set
forth in the Deposit
Agreement.  If additional
Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

		In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto
in proportion to the number of
American Depositary
Sharesheld by them
respectively and the
Depositary shall distribute
any unsold balance of such
property in accordance with
the provisions of this Receipt
and the Deposit Agreement.

		The Depositary shall
use reasonable efforts to make
and maintain arrangements
enabling Owners who are
citizens or residents of the
United States of America to
receive any tax credits or
other benefits (pursuant to
treaty or otherwise) relating
to dividend payments on the
American Depositary Shares.

		14.  RIGHTS.

		In the event that the
Company shall offer or cause to
be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature, the
Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the
Depositary shall allow the
rights to lapse.  If at the
time of the offering of any
rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all or certain Owners but
not to other Owners, the
Depositary may distribute to
any Owner to whom it determines
the distribution to be lawful
and feasible, in proportion to
the number of American
Depositary Shares held by such
Owner, warrants or other
instruments therefor in such
form as it deems appropriate.

		In circumstances in
which rights would otherwise
not be distributed, if an Owner
of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its sole
discretion to permit such
rights to be exercised and
(b) such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable law.

		If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary to
exercisesuch rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this
Paragraph 14, such Receipts
shall be legended in
accordance with applicable
U.S. laws, and shall be subject
to the appropriate
restrictions on sale, deposit,
cancellation, and transfer
under such laws.

		If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

		The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to
all Owners or are registered
under the provisions of such
Act.  If an Owner of Receipts
requests the distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

		The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any Owner
in particular.

		15.  CONVERSION OF
FOREIGN CURRENCY.

		Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants andor
instruments upon surrender
thereof for cancellation in
whole or in part depending upon
the terms of such warrants
andor instruments.  Such
distribution shall be made in
proportion to the number of
American Depositary Shares
representing Deposited
Securities held respectively
by such Owners and entitling
them to such Dollars.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any Receipt
or otherwise and shall be net
of any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Paragraph 8 hereof and
Section 5.09 of the Deposit
Agreement.

		If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may deem
desirable.

		If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary is not
obtainable, of if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency)received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.

		If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled
thereto.

		16.  RECORD DATES.

		Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date after consultation with
the Company if such record date
is different from the record
date applicable to the
Deposited Securities (a) for
the determination of the
Owners of Receipts who shall be
(i) entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
(ii) entitled to give
instructions for the exercise
of voting rights at any such
meeting, or (b) on or after
which each American Depositary
Share will represent the
changed number of Shares,
subject to the provisions of
the Deposit Agreement.

		17.  VOTING OF
DEPOSITED SECURITIES.

		(i) Upon receipt of
notice of any meeting of or
solicitation of consents or
proxies of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in the
sole discretion of the
Depositary, which shall
contain (a) such information
as is contained in such notice
of meeting, and (b) a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
law and of the Articles of
Association of the Company and
the terms of or
governingDeposited
Securities, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares evidenced by
such Owner's Receipts, and
(c) a statement as to the
manner in which such
instructions may be given,
including, when applicable, an
express indication that
instructions may be given (or,
if applicable, deemed given in
accordance with clause (ii) of
this Paragraph 17 if no
instruction is received) to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the amount
of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with any
nondiscretionary instructions
set forth in such request,
including the instruction to
give a discretionary proxy to
a person designated by the
Company.  The Depositary
shall not, and the Depositary
shall ensure that each
Custodian or any of its
nominees shall not, exercise
any voting discretion over any
Deposited Securities subject
to clause (ii) below.

		(ii)  If after
complying with the procedures
set forth in this Paragraph the
Depositary does not receive
instructions from the Owner of
a Receipt on or before the date
established by the Depositary
for such purpose, the
Depositary shall, insofar as
permitted by then applicable
PRC law and the rules and
regulations of any securities
exchange on which the Shares
are traded, give a
discretionary proxy for the
Shares evidenced by such
Receipt to a person designated
by the Company.

		18.  CHANGES
AFFECTING DEPOSITED
SECURITIES.

		In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in nominal value,
splitup, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth also represent the
new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the
followingsentence.  In any
such case the Depositary may,
and shall if the Company shall
so request, execute and
deliver additional Receipts as
in the case of a dividend in
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

		19.	LIABILITY OF
THE COMPANY AND DEPOSITARY.

		Neither the
Depositary nor the Company
shall incur any liability to
any Owner or holder of any
Receipt, if by reason of any
provision of any present or
future law or regulation of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason of
any terms of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond
its control, the Depositary or
the Company shall be prevented
or forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt by
reason of any nonperformance
or delay, caused as aforesaid,
in the performance of any act
or thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to all or certain
Owners of Receipts, and the
Depositary may not dispose of
such distribution or offering
on behalf of such Owners and
make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse, without
any liability to the
Depositary or the Company.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to Owners or
holders of Receipts, except
that they agree to perform
their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of theReceipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expenses and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder of
a Receipt, or any other person
believed by it in good faith to
be competent to give such
advice or information,
including, but not limited to,
any such action or nonaction
based upon any written notice,
request, direction or other
document believed by it to be
genuine and to have been signed
or presented by the proper
party or parties.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such vote,
provided that any such action
or nonaction is in good faith.
The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the expenses of
counsel) which may arise out of
any registration with the
Commission of Receipts,
American Depositary Shares or
Deposited Securities or the
offer or sale thereof in the
United States or out of acts
performed or omitted, in
accordance with the provisions
of the Deposit Agreement and of
the Receipts, as the same may
be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  The
Depositary agrees to indemnify
the Company, its directors,
employees, agents and
affiliates and hold them
harmless from any liability or
expense which may arise out of
acts performed or omitted by
the Depositary or any
Custodian or any of their
respective directors,
employees, agents or
affiliates due to their
negligence or bad faith.  No
disclaimer of liability
underthe Securities Act of
1933 is intended by any
provisions of the Deposit
Agreement.

		Any person seeking
indemnification under the
Deposit Agreement or this
Receipt (an indemnified
person) shall notify the
person from whom it is seeking
indemnification (the
indemnifying person) of a
commencement of any
indemnifiable action or claim
promptly after such
indemnified person becomes
aware of such commencement and
shall consult in good faith
with the indemnifying person
as to the conduct of the
defense of such action or
claim, which defense shall be
reasonable under the
circumstances.  No
indemnified person shall
compromise or settle any
action or claim without the
consent of the indemnifying
person.

		20.	RESIGNATION
AND REMOVAL OF THE DEPOSITARY.

		The Depositary may
at any time resign as
Depositary hereunder by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary
may at any time be removed by
the Company by written notice
of such removal, effective
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

		21.  AMENDMENT.

		The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary in any respect
which they may deem necessary
or desirable.  Any amendment
which shall impose or increase
any fees or charges (other than
taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receiptand receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

		22.	TERMINATION OF
DEPOSIT AGREEMENT

		The Depositary at
any time at the direction of
the Company shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
be entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give any
further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the Depositary
for the surrender of a Receipt,
any expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental
charges).  At any time after
the expiration of one year from
the date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners
ofReceipts which have not
theretofore been surrendered,
such Owners thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds.  After
making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement and any applicable
taxes or governmental
charges).  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges and
expenses.


(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)

NOTE:The signature to any
endorsement hereon
must correspond with
the name as written
upon the face of this
Receipt in every
particular, without
alteration or
enlargement or any
change whatever.

	If the endorsement be
executed by an
attorney, executor,
administrator,
trustee or guardian,
the person executing
the endorsement must
give his full title
in such capacity and
proper evidence of
authority to act in
such capacity, if
not on file with the
Depositary, must be
forwarded with this
Receipt.

	All endorsements or
assignments of
Receipts must be
guaranteed by an
eligible guarantor
institution
(including, but not
limited to, a New
York Stock Exchange
member firm or
member of the
Clearing House of
the American Stock
Exchange Clearing
Corporation or by a
bank or trust
company having an
office or
correspondent in the
City of New York)
meeting the
requirements of the
Depositary, which
requirements
include membership
or participation in
STAMP or such other
signature guarantee
program as may be
determined by the
Depositary in
addition to, or in
substitution for,
STAMP, all in
accordance with the
Securities Exchange
Act of 1934, as
amended.



DCLAN22737.6